Second Quarter 2004 Earnings Review July 22, 2004 fast forward advance relentlessly (r) world's leading automotive interior supplier R Exhibit 99.2

Agenda Strategy Update Bob Rossiter, Chairman and CEO Operating Review Jim Vandenberghe, Vice Chairman Financial Review and Guidance Dave Wajsgras, SVP and CFO Q & A

Strategy Update

Strategy Update Customer-Focused Strategy Driving Results Overall Lear strategy unchanged; operating fundamentals have never been stronger Continuing to meet challenging customer requirements and turn in solid financial results Global growth of Asian automakers driving need for supplier diversification and new technology Profitably growing our business worldwide and further diversifying our sales mix

Strategy Update A Consistent, Disciplined Strategy Leverage our leadership position in total interiors in North America Improve our business structure and grow our market share in Europe Aggressively expand our presence in Asia and with Asian OEMs globally 5

Strategy Update Our Presence in Asia is Growing Rapidly China 11 facilities 1 engineering center 21 customers Seats, interiors, electrical distribution, electronics, IP Korea 2 facilities 1 engineering center 2 customers Seats Japan 3 engineering centers 5 customers Interior integration Philippines 4 facilities 1 engineering center 7 customers Electrical distribution Thailand 2 facilities 5 customers Seats, seat trim, door panels India 3 facilities 1 engineering center 4 customers Seats, interior integration

Strategy Update Progress Report on Asian Strategy Infrastructure strengthened to support future Asian growth Continuing to develop key strategic partnerships to enhance market position, particularly in China and Korea Low-cost engineering/manufacturing capabilities in place, providing competitiveness globally Well Positioned to Achieve Rapid Growth in Asia and with Asian Manufacturers Globally

2001 2002 2003 2004 Future Cons 736.1 850 1250 1600 Non 121.5 Strategy Update Asia/Asian Automakers Revenue* $850 $1,250 ^$1,600 Asian Sales About Double from 2002 to 2004; Solid Growth Expected to Continue** (millions) * Consolidated and unconsolidated sales ** Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Operating Review

Operating Review Second Quarter Results Solid in Challenging Environment Financials Achieved record second quarter net sales of $4.3 billion and net income per share of $1.65 Agreements reached for major facility actions Quality Quality metrics continued to improve worldwide Received four World Excellence Awards from Ford Motor Company Growth Continued to expand our business in China and Korea Awarded new Mazda seat business in North America Grote & Hartmann closed July 5, 2004; integration in process

Operating Review Quality Initiatives Continue to Drive Results * Based on customer data. 2000 2001 2002 2003 2004 YTD 3rd Qtr 4th Qtr East 217 127 108 77 29 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Parts Per Million (PPM) Defective* On Track for 5th Consecutive Year of Improvement 85% Improvement

Operating Review Developments in China in the Second Quarter New Business This Year: Lear awarded first contract with First Autoworks (SOP - Oct. 04) New electronics plant to supply Shanghai GM, Honda and Saturn (SOP - July 04) Business Development: Lear / Yunhe JV awarded first seat business with Peugeot (SOP - Q4 05) JV with Dongfeng Motors is well positioned to serve Nissan and Honda Leveraging Joint Venture Infrastructure and Relationships With Global Customers to Support Rapid Growth in China

Operating Review Lear Awarded New Seat Business with Mazda Effective June 1, 2004, Lear was awarded seats and seat component business for: Mazda 6 Mazda Tribute / Ford Escape Expected annual sales of approximately $100 million Making Progress with North American Transplants

Operating Review Selected Second Half 2004 Lear Product Launches Domestic Automakers Buick LaCrosse - Seats, electronics Dodge Dakota - Seats, headliner, IP, wire harness, electronics Ford Freestyle / Five Hundred - Seats, flooring & acoustics, headliner, electronics Jeep Grand Cherokee - Wire harness, electronics European Automakers Audi A6 - Seats BMW 3-Series - Seats, headliner, electronics Citroen C6 - Seats Asian Automakers Honda Pilot / Odyssey - Headliner, electronics Nissan Liberty - Wire harness Toyota Tacoma - Flooring & acoustics, headliner

European CPV has steadily improved Approximately 70% of the 2004 backlog concentrated in Europe Growth in European CPV to Continue in 2004 1998 2002 2003 2004 2005 TGR 12.4 247 309 358 West 30.6 North 45.9 Operating Review European CPV Growth will Moderate in 2005 * UP ^ 10+% * Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

2005 New Business Backlog Expected to Support North American CPV Improvement 1998 Q2 2003 2002 2003 2004 2005 2003 1Q04 TGR 12.4 596 579 593 581 308 357 West 30.6 31.6 North 45.9 43.9 Operating Review North American CPV to Improve in 2005 * 2004 North American CPV down year-over-year Phase out of Ford Windstar and GM Grand Am/Alero Approximately 15% of the 2004 backlog concentrated in North America CPV expected to improve in 2005 with record backlog Down ^ 2% * Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Financial Review and Guidance

Financial Review Production Environment - Second Quarter 2004 Production Mix Remains Challenging in North America North America Industry production about flat versus the same period in 2003 Big Three production down 1%; key Lear platforms down more than average Europe Industry production up 1%; Western Europe production down about 2% Euro 7% stronger than last year

Second Quarter 2004 Second Quarter 2003 Record 2Q '04 B/(W) 2Q '03 (millions, except net income per share) Financial Review Financial Highlights - Second Quarter 2004 * Income before income taxes for the second quarter 2004 and 2003 was $158.9 and $148.7, respectively. Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation for further information. Net Sales $4,284.0 $4,101.2 $182.8 Income before Interest, Other Expense & Income Taxes (core operating earnings)* $212.9 $211.7 $1.2 Margin 5.0% 5.2% (20)bps Net Income $116.1 $104.1 $12.0 Net Income Per Share $1.65 $1.54 $0.11 SG&A % of Net Sales 3.7% 3.5% (20)bps Interest Expense $39.2 $48.3 $9.1 Other Expense, Net $14.8 $14.7 $(0.1) Effective Tax Rate 27% 30% 3%

Financial Review 2Q04 vs. 2Q03 Change in Net Sales, Core Operating Earnings and Margin Net Sales (up $183 million) Addition of new business globally ($151 million) Impact of foreign currency, primarily stronger Euro ($124 million) offset in part by Vehicle production mix, primarily in North America ($128 million) Core Operating Earnings* (essentially flat) Net operating performance Profit contribution from new business globally primarily offset by Impact of new business development expenses Costs associated with facility actions Vehicle production mix Margin (down 20 basis points) Factors affecting operating earnings Impact of foreign currency * Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation for further information.

Net Income $ 116 $ 208 Depreciation 87 170 Working Capital / Other 52 5 Cash from Operations* $ 255 $ 383 Capital Expenditures (115) (193) Free Cash Flow $ 140 $ 190 2Q 2004 * Cash from Operations represents net cash provided by operating activities ($255.3 for second quarter 2004 and $312.1 for six months ended 7/03/04) before net change in sold accounts receivable ($0.0 for second quarter 2004 and $70.4 for six months ended 7/03/04). Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation for further information. Financial Review Second Quarter Cash Flow (millions) Generating Cash while Growing the Business Six Months 2004

North America (millions) 2004 Guidance Full Year Vehicle Production Assumptions* 2003 Actual 2004 Guidance 3rd Qtr 4th Qtr East 15.9 16 90 20.4 West 34.6 31.6 North 45 43.9 2003 Actual 2004 Guidance 3rd Qtr 4th Qtr East 16.4 16.2 90 20.4 West 1.9 2.3 34.6 31.6 North 45 43.9 15.9 18.2 ^ 16.0 ^ 18.5 Europe (millions) Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. Third Quarter Total Europe 4.0 ^ 4.1 Western Europe 3.6 ^ 3.6 16.3 ^ 16.1 Western Europe Third Quarter 3.7 ^ 3.6 Total Europe Flat Third Quarter North American Production and Slight Increase in Third Quarter European Production Expected

2004 Guidance Third Quarter and Full Year Net Sales* Anticipate Record Third Quarter and Full Year Net Sales in 2004 2002 2003 2004 Guidance East 7.3 8 8.7 West 3.3 3.5 3.8 North 3.8 4.2 4.3 (billions) ^ $16.8 $15.7 $7.3 Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. $8.0 $8.8 $14.4 Full Year First Half ^ $3.8 $3.5 $3.3 Third Quarter

Capital Spending* (millions) 2004 Guidance Capital Spending and Free Cash Flow 2003 Actual 2004 Guidance 3rd Qtr 4th Qtr East 376 400 90 20.4 West 34.6 31.6 North 45.9 46.9 45 43.9 2003 Actual 2004 Guidance 3rd Qtr 4th Qtr East 509 300 90 20.4 West 0 34.6 31.6 North 45.9 46.9 45 43.9 $376 $509 High- $300 range Free Cash Flow* (millions) Deprec. $322 ^ $375 Expense $187 ^ $170 Two Year Average Interest * Please see slides titled "Use of Non-GAAP Financial Information" and "Forward-Looking Statements" at the end of this presentation for further information. Low- to Mid- $300 range Capital Spending In-line with Depreciation

2004 Guidance Factors Impacting Capital Spending Short investment cycles on recently awarded programs Asian awards (specifically China and Korea) New cockpit business / new electronics Conquest business Advance spending to ensure successful launch of critical programs GM Total Interior program Ford Explorer Roll-out of new Lear technologies / products Flexible seating architecture Acoustics systems

2004 Guidance Net Income Per Share** Anticipate Record Full Year Net Income Per Share in 2004 2002 2003 2004 Guidance Net Sales 1.97 2.55 2.94 Increase in Net Sales 0.91 1.1 1.18 2.68 3 3.12 $4.65* $5.55 $5.85 - $6.25 First Half Full Year * Represents income per share before cumulative effect of a change in accounting principle, which excludes the impact of goodwill impairment of $298.5 million after-tax, or $4.46 per share in the first half and full year of 2002. ** Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. $2.95 Third Quarter $1.97* $2.55 $0.91 $1.10 $1.05 - $1.20

Financial Review Comments on Earnings Guidance Factors impacting second half financial results: Material costs, reflects increasing commodity prices New business development costs, reflects important new program awards, rapid expansion in Asia N.A. vehicle production mix, primarily trucks and SUVs European production volumes Effective tax rate (26% to 27% vs. 28%) Full Year Guidance Unchanged; Challenging Conditions in the Second Half

Financial Review Summary and Financial Outlook Growth strategy in place; meaningful progress this year Asian expansion and new business development globally requiring capital investment Second quarter financial results solid; major facility actions resolved Full-year guidance unchanged, despite challenging production environment, rising raw material costs and increasing new business development costs Record backlog in 2005 expected to support: Moderate CPV growth in Europe Renewed CPV growth in North America

ADVANCE RELENTLESSLY(tm) www.lear.com LEA NYSE Listed R

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this presentation, the Company has provided information regarding certain non-GAAP financial measures. These measures include "income before interest, other expense and income taxes" (core operating earnings) and "free cash flow." Free cash flow represents net cash provided by operating activities before the net change in sold accounts receivable, less capital expenditures. The Company believes it is appropriate to exclude the net change in sold accounts receivable in the calculation of free cash flow since the sale of receivables may be viewed as a substitute for borrowing activity. Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company's financial position and results of operations. In particular, management believes that income before interest, other expense and income taxes is a useful measure in assessing the Company's financial performance by excluding certain items that are not indicative of the Company's core operating earnings or that may obscure trends useful in evaluating the Company's continuing operating activities. Management believes that free cash flow is useful in analyzing the Company's ability to service and repay its debt. Further, management uses these non-GAAP measures for planning and forecasting in future periods. Neither income before interest, other expense and income taxes nor free cash flow should be considered in isolation or as substitutes for net income, net cash provided by operating activities or other income statement or cash flow statement data prepared in accordance with GAAP or as measures of profitability or liquidity. In addition, the calculation of free cash flow does not reflect cash used to service debt and thus, does not reflect funds available for investment or other discretionary uses. Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies. Set forth on the following slides are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. Use of Non-GAAP Financial Information

Q2 2004 Q2 2003 Income before interest, other expense and income taxes Income before income taxes $ 158.9 $ 148.7 Interest expense 39.2 48.3 Other expense, net 14.8 14.7 Income before interest, other expense and income taxes $ 212.9 $ 211.7 (core operating earnings) (millions) Use of Non-GAAP Financial Information Core Operating Earnings

Q2 2004 2004 Free cash flow Net cash provided by operating activities $ 255.3 $ 312.1 Net change in sold accounts receivable - 70.4 Net cash provided by operating activities before net change in sold accounts receivable 255.3 382.5 Capital expenditures (115.3) (192.6) Free cash flow $ 140.0 $ 189.9 Six Months (millions) Use of Non-GAAP Financial Information Free Cash Flow

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results. Actual results may differ materially from anticipated results as a result of certain risks and uncertainties, including but not limited to general economic conditions in the markets in which the Company operates, including changes in interest rates and fuel prices, fluctuations in the production of vehicles for which the Company is a supplier, labor disputes involving the Company or its significant customers or that otherwise affect the Company, the Company's ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions, the impact and timing of program launch costs, the costs and timing of facility closures or similar actions, increases in warranty or product liability costs, risks associated with conducting business in foreign countries, fluctuations in foreign exchange rates, adverse changes in economic conditions or political instability in the jurisdictions in which the Company operates, competitive conditions impacting the Company's key customers, raw material cost and availability, the Company's ability to successfully integrate the recently acquired Grote and Hartmann operations, the outcome of legal or regulatory proceedings, unanticipated changes in free cash flow and other risks described from time to time in the Company's Securities and Exchange Commission filings. In addition, the third quarter and full year 2004 per share earnings guidance is based on an assumed 70.6 million and 70.5 million shares outstanding, respectively, and does not reflect the potential dilutive impact of the Company's outstanding convertible senior notes. The forward-looking statements in this presentation are made as of the date hereof, and the Company does not assume any obligation to update them. Forward-Looking Statements